UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 29, 2006

                      CHINA HOUSING & LAND DEVELOPMENT INC.
             (Exact name of registrant as specified in its charter)

             Nevada                 000-51429            20-1334845
  (State or Other Jurisdiction   (Commission File     (I.R.S. Employer
        of Incorporation)            Number)         Identification Number)


                         6 Youyi Dong Lu, Han Yuan 4 Lou
                             Xi'An, Shaanxi Province
                                  China 710054
               (Address of principal executive offices) (zip code)

                                 86-029-82582632
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Mr. Howard H. Jiang
                            c/o Baker & McKenzie LLP
                 1114 Avenue of the Americas, New York, NY 10036
                                Tel. 212 891 3982

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of die following provisions (see General Instruction A2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

|_| Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CPR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the, Exchange Act (17 CFR240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective on December 29, 2006, Kabani & Company, Inc, ("Kabani") was dismissed as the independent accountant engaged to audit the financial statements of the Registrant.

Kabani reported on the Company's operating subsidiary Xi'an Tsining Housing Development Co., Ltd.'s financial statements for the years ended December 31, 2005 and 2004. Kabani's opinion did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles. Kabani also reviewed the Registrant's financial statements for the three months ended March 31, 2006, the three and six months ended June 30, 2006 and June 30, 2005, and for the three and nine months ended September 20, 2006 and September 30, 2005.

During the Company's most recent full fiscal years ended December 31, 2005 and 2004, there were no disagreements with Kabani on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Kabani, would have caused them to make reference to the subject matter of such disagreements in connection with their reports; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has requested Kabani to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Registrant. A copy of such letter, dated January 17, 2007 is filed as Exhibit 16.1 to this Form 8-K

(b) Effective on December 29, 2006 the Registrant has engaged Moore Stephens Wurth Frazer and Torbet. LLP, Certified Public Accountant and Consultants ("Moore Stephens") with address at 1199 South Fairway Drive, Suite 200 Walnut, California 91789, as the new principal accountant to audit its financial statements. Moore Stephens, the Registrant's successor auditors, provides auditing services for the Registrant which is a United States company according to the United States generally accepted accounting principles. The decision to engage Moore Stephens was approved by the Registrant's Board of Directors. The Board of Directors of the Registrant believes that Moore Stephens should be able to better service the Registrant's expanding auditing needs.

During the fiscal years ended December 31, 2005, 2004 and 2003 and from December 31, 2005 through the engagement of Moore Stephens as the Registrant's independent accountant, neither the Registrant nor anyone on its behalf has consulted Moore Stephens with respect to any accounting or auditing issues involving the Registrant. In particular, there was no discussion with Moore Stephens regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Registrant's financial statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The following exhibit is hereby filed as part of this Current Report on Form
8-K:

16.1 A copy of the letter from Kabani to the Securities and Exchange Commission dated January 17, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHINA HOUSING & LAND DEVELOPMENT INC.


Dated: January 18, 2007


                                        By: /s/ Lu Pingji
                                           -------------------------------------
                                           Chairman & CEO